Exhibit 99.7(a)

                                                                EXECUTION COPY

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated January 1, 2006 (this "Assignment"), among Morgan Stanley Mortgage Capital Inc. ("MSMCI" or the "Purchaser"), GMAC Mortgage Corporation, a Pennsylvania corporation ("Servicer"), and LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee") of Morgan Stanley Mortgage Loan Trust 2006-2 (the "Trust") and acknowledged by Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and Morgan Stanley Capital I Inc. (the "Depositor").

      WHEREAS, the Purchaser is the owner of various mortgage loans, including the mortgage loans identified on Schedule 1 hereto (the "Specified Mortgage Loans");

      WHEREAS, the Servicer and the Purchaser are parties to a Servicing Agreement, dated as of May 20, 2005 (the "Initial Servicing Agreement") and a First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the "the Servicing Agreement"), pursuant to which the Servicer has agreed to service the Specified Mortgage Loans on behalf of the Purchaser as "Owner" (as such term is defined in the Servicing Agreement);

      WHEREAS, in connection with the servicing of the Mortgage Loans hereunder, the Seller agrees that, from and after the date hereof, each Mortgage Loan serviced hereunder will be subject to the Servicing Agreement;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1.    Assignment and Assumption

      The Purchaser, as Owner, is the owner of all of the rights, title and interest of the rights (the "Servicing Rights"), in, to and under the Servicing Agreement as it relates to the servicing of the Specified Mortgage Loans. Pursuant to this Assignment, the Purchaser hereby grants, transfers and assigns (i) its rights and obligations, as "Owner" under the Servicing Agreement with respect to the Specified Mortgage Loans other than the Servicing Rights which the Owner explicitly retains and (ii) any rights granted to the Purchaser as Owner under the Servicing Agreement to the Depositor (the "First Assignment and Assumption"), and the Depositor hereby acknowledges the First Assignment and Assumption. Immediately after giving effect to the First Assignment and Assumption, the Depositor hereby grants, transfers and assigns its rights and obligations in and under the First Assignment and Assumption to the Trustee, on behalf of the Trust, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption").

      The Servicer hereby acknowledges each of the First Assignment and Assumption and the Second Assignment and Assumption.

      For the purposes of this Assignment and the Servicing Agreement,
Schedule 1 hereto shall constitute a "Mortgage Loan Schedule" as such term is defined in the Servicing Agreement, and the assignment set forth herein shall constitute a "Reconstitution" (as such term is defined in the Servicing Agreement).

      2.    Recognition of Trustee

      The parties confirm that this Assignment includes the rights relating to amendments or waivers under the Servicing Agreement. Accordingly, the right of MSMCI, as Owner, to consent to any amendment of the Servicing Agreement and its rights concerning waivers as set forth in Section 16 of the Servicing Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Servicing Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee on behalf of the Trust as the successor to the Purchaser in its capacity as Owner under the Servicing Agreement.

      It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of January 1, 2006 among the Depositor, Wells Fargo Bank, National Association, as securities administrator and master servicer, and the Trustee (the "Pooling and Servicing Agreement"), (ii) each of the representations, undertakings and agreements herein made on the part of the Trust as assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the Trust as assignee shall be had solely to the assets of the Trust.

      3.    Representations and Warranties

      (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Servicer or MSMCI other than those contained in the Servicing Agreement or this Assignment.

      (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

      (c) Each of the Depositor, the Purchaser and the Servicer represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (d) The Servicer hereby warrants and represents to, and covenants with, the Purchaser and the Trustee that each of the representations and warranties set forth in Section 6.01 of the Servicing Agreement are true and correct with respect to the Servicer as of the date hereof.

      4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Servicing Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement as provided thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer and the right to exercise certain rights of consent and approval granted to the Purchaser under the Servicing Agreement.

      In accordance with the Second Assignment and Assumption, the Trustee, as Owner, hereby directs the Servicer to make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:       121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to:  50890600, MSM 2006-2

      In accordance with the Second Assignment and Assumption, the Trustee, as Owner, hereby directs the Servicer to deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, MSM 2006-2
            Office Number:  (410) 884-2000
            Telecopier: (410) 715-2380

      5.    Amendments to Servicing Agreement.

      (a) The following definitions in Section 1 are revised as follows with respect to the Specified Mortgage Loans:

            a. "Eligible Account" shall have the meaning set forth in the Pooling and Servicing Agreement.

            b. "Eligible Investments" shall have the meaning set forth in the Pooling and Servicing Agreement.

            c. "Indemnified Party": each Party described in the first sentence of Section 31.07(a) of the Servicing Agreement.

            d. "Remittance Date" shall mean no later than 1:00 p.m., New York time, on the 18th day of each month, or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.


      (b) Solely with respect to the Specified Mortgage Loans, the words "; provided, however," to and including the end of the penultimate sentence of paragraph (a) of Section 3.01 are hereby deleted.

      (c) The following paragraph is hereby incorporated into the Servicing Agreement as new Section 3.19:

      "3.19 Fair Credit Reporting Act

            The Servicer, in its capacity as servicer for each Mortgage Loan, agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Servicer (three of the credit repositories), on a monthly basis."

      (d) Solely with respect to the Specified Mortgage Loans, the following deletions are hereby made to the fourth paragraph of Section 4.01:

            a. the words "following the Business Day" are hereby deleted from the first sentence and

            b. the word "second" is hereby deleted from the second sentence.

      (e) Solely with respect to the Specified Mortgage Loans, the first sentence of Section 5.04 is amended by adding the words "(with a copy to the Master Servicer)" after the word "Owner".

      (f) Solely with respect to the Specified Mortgage Loans, Section 8.01(b) is hereby amended and restated as follows:

      "(b) failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement (including but not limited to breach by Servicer of any one or more of the representations, warranties and covenants of the Servicer as set forth in Section 6.01 above) which continues uncured for a period of thirty (30) days (except that (x) such number of days shall be fifteen (15) days in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and (y) such number of days shall be one (1)
calendar day with respect to the reports required under Sections 5.04 and 5.05 and the last paragraph of Section 25) after the earlier of the date on which
(i) written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner, or (ii) Servicer first becomes aware of such failure and (z)(i) Section 31.04, which shall be governed by the provisions therein and (ii) Section 31.05, with respect to which such number of days shall be fifteen (15) days;"

      (g) Solely with respect to the Specified Mortgage Loans, the rights of the Servicer pursuant to clause (iv) of Section 9.01(a) are hereby deleted.

      (h) Solely with respect to the Specified Mortgage Loans, the rights of the Servicer pursuant to Section 9.02 are hereby deleted.

      (i) Section 20(a) of the Servicing Agreement is hereby amended to add the Master Servicer as an "Indemnified Party" in accordance with such Section.

      (j) Solely with respect to the Specified Mortgage Loans, the following is added to the end of Section 22(a):

      "or as necessary to provide the reports required by Section 4.05 of the Pooling and Servicing Agreement."

      (k) Section 31.03(d) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

      "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer to) (i) promptly notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any litigation or governmental proceedings pending against the Company, any Subservicer that would be material to securityholders, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, but only to the extent that such affiliations or relationships do not include the Purchaser, Depositor or any of their respective affiliates as a party,
      (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company and (E) the Company's entry into an agreement with a Subcontractor to perform or assist the Company with the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

      (l) Section 31.03 (f) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

      "In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

              (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

              (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

              (iii) information regarding new asset-backed securities
            issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

     (m)    The following is inserted as 31.03 (g) of the Servicing Agreement:

      "The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

     (n) Section 31.04 is hereby amended and restated in its entirety as follows:

      "On or before March 15 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner and any Depositor a statement of compliance addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

      "In the event that the Servicer fails to timely comply with this Section 31.04, the Depositor shall use its commercially reasonable efforts to obtain written statements or assurances from the Commission, that such failure to provide the required statement of compliance on a timely basis, and a one time additional failure by the Servicer to comply with this Section 31.04, will not result in any adverse effect on the Depositor or its affiliates with respect to any Shelf Registration on Form S-3 of the Depositor or any of its affiliates. Any costs or expenses incurred by the Depositor or the Master Servicer in obtaining such statement or assurances from the Commission shall be reimbursed to the Depositor by the Servicer. In the event that the Depositor is unable to receive any such assurances from the Commission after the use of such commercially reasonable efforts of the related year, such failure by the Servicer to comply with this Section 31.04 shall be deemed an Event of Default, automatically at such time, without notice and without any cure period, and Depositor may, in addition to whatever rights the Depositor may have under Section 20 of the Servicing Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same, as provided in
      Section 9 of the Servicing Agreement. Such termination shall be considered with cause pursuant to Section 9.01 of the Servicing Agreement. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary."

     (o) Section 31.05(a)(iv) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

      "deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver, to the Purchaser, the Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Servicer, in the form attached hereto as
      Exhibit I."

     (p) The third sentence of Section 31.06(a) is amended to require the Company to cause any Subservicer or Subcontractor to comply with all of the following Sections of the Servicing Agreement: Section 31.02,
     Section 31.03(c), (e), (f) and (g), Section 31.04, Section 31.05,
     Section 31.06(a) and Section 31.07.

     (q) The last sentence of the second paragraph of Section 31.06(b) is amended to require the Company to cause any Subservicer or Subcontractor to provide any assessment of compliance and attestation but also any other certifications required to delivered under Section 31.05.

     (r) Section 31.07(a)(ii) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

        "(ii) any breach by the Company under this Section 31, including particularly any failure by the Company, any Subservicer, any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required, under this
      Article II, including any failure by the Company to identify pursuant to
      Section 31.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;"

     (s) The word "or" is struck at the end of Section 31.07(a)(ii) of the Servicing Agreement, the word "or" is added at the end of Section 31.07(a)(iii) of the Servicing Agreement, and the following is inserted to Section 31.07(a) of the Servicing Agreement:

        "(iv) negligence, bad faith or willful misconduct of the Company in connection with its performance under this Article II.

      If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

      This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

      (t) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 31.07(b)(i) of the Servicing Agreement:

      "(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

      (u) The following paragraph is hereby incorporated into the Servicing Agreement as new Section 32:

      "Third Party Beneficiary. For purposes of this Agreement, any master servicer appointed in connection with a Reconstitution by the Owner shall be considered a third party beneficiary to this Agreement (including but not limited to Sections 31.01, 31.03 and 31.04 hereof) with respect to the Specified Mortgage Loans entitled to all the rights and benefits accruing to any master servicer herein with respect to the Specified Mortgage Loans as if it were a direct party to this Agreement."

      (v) Schedule I to the Initial Agreement is hereby replaced in its entirety with the Amended and Restated Schedule I attached to this Assignment as Exhibit II.

      (w) All assessments, reports and certifications required to be delivered by the Servicer this Assignment shall include the Master Servicer as an addressee, and the Master Servicer shall be entitled to rely upon all such assessments, reports and certifications.

      6.    Notices

The Depositor's address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

            Morgan Stanley Capital I Inc.
            1585 Broadway

            New York, New York 10036
            Attention:  Morgan Stanley Mortgage Loan Trust 2006-2


The Trustee's address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

            LaSalle Bank National Association
            135 South LaSalle Street, Suite 1625
            Chicago, Illinios 60603
            Attention: Global Securities and Trust Services MSM 2006-2


The Purchaser's address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

            Morgan Stanley Mortgage Capital Inc.
            1221 Avenue of the Americas
            New York, New York 10020
            Attention: Morgan Stanley Mortgage Loan Trust 2006-2


      With a copy to:

            Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York 10036
            Attention: General Counsel's Office

The Servicer's address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment is :

            GMAC Mortgage Corporation
            100 Witmer Road
            Horsham, Pennsylvania 92127
            Attention:  Executive Vice President of National Loan
            Administration


      7.    Certain Matters Regarding the Trustee

Each party hereto hereby agrees as follows:

      Notwithstanding any term hereof to the contrary, the execution and delivery of this Assignment by Trustee is solely in its capacity as trustee for Morgan Stanley Mortgage Loan Trust 2006-2 and not individually, and any recourse against Trustee in respect of any obligations it may have under or pursuant to the terms of this Assignment (if any) shall be limited solely to the assets it may hold as trustee of Morgan Stanley Mortgage Loan Trust 2006-2.

      8.    Continuing Effect

      Except as contemplated by this Assignment, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

      9.    Governing Law

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      10.   Counterparts

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      11.   Definitions

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Servicing Agreement.




                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


Purchaser                                  Trust
                                           Morgan Stanley Mortgage Loan Trust
Morgan Stanley Mortgage Capital Inc.       2006-2
                                           By: LaSalle Bank National
                                           Association, as trustee

   /s/ Steven Shapiro                         /s/ Steven Shapiro
   ---------------------------------          ---------------------------------
By: Steven Shapiro                         By: Steven Shapiro
    ----------------------------               ----------------------------
Its:  Executive Director                   Its:  Executive Director
      ----------------------------               ----------------------------
Taxpayer Identification
Number:

Servicer

GMAC MORTGAGE CORPORATION

   /s/ Wesley B. Howland
   ---------------------------------
By: Wesley B. Howland
    ----------------------------
Its:  Vice President
      ----------------------------
Taxpayer Identification
Number:

Acknowledged and Agreed:

                                           Wells Fargo Bank, National
Morgan Stanley Capital I Inc.              Association, as Master Servicer

   /s/ Steven Shapiro                         /s/ Darron C. Woodus
   ---------------------------------          ---------------------------------
By: Steven Shapiro                         By: Darron C. Woodus
    ----------------------------               ----------------------------
Its:  Vice President                       Its:  Assistant Vice President
      ----------------------------               ----------------------------
Taxpayer Identification
Number:

                                  Schedule I

                       Specified Mortgage Loan Schedule

            [see Schedule A to the Pooling and Servicing Agreement on file with the Servicer, the Master Servicer and the Depositor]


Exhibit II A: Standard File Layout - Delinquency Reporting

----------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                            Description                             Decimal Format
                                                                                                              Comment
----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                  A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                           A unique identifier assigned to each loan by the originator.
----------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                         Servicer Client Number
----------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                  Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                First Name of the Borrower.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                 Last name of the borrower.
----------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                       Street Name and Number of Property
----------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                         The state where the  property located.
----------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                           Zip code where the property is located.
----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE             The date that the borrower's next payment is due to the servicer
                                   MM/DD/YYYY at the end of processing cycle, as reported by
                                   Servicer.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                          Loan Type (i.e. FHA, VA, Conv)
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE              The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE            The chapter under which the bankruptcy was filed.
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                The case number assigned by the court to the bankruptcy
                                   filing.
----------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE             The payment due date once the bankruptcy has been approved by the          MM/DD/YYYY
                                   courts
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE         The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                   Dismissal, Discharged and/or a Motion For Relief Was Granted.
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                 The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                      The Type Of Loss Mitigation Approved For A Loan Such As;
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE             The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE             The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE               The date DA Admin sends a letter to the servicer with                      MM/DD/YYYY
                                   instructions to begin foreclosure proceedings.
----------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE             Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                   Notice of 1st legal filed by an Attorney in a Foreclosure Action           MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE          The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                   The actual date of the foreclosure sale.                                   MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                    The amount a property sold for at the foreclosure sale.               2    No commas(,) or
                                                                                                              dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE            The date the court revokes legal possession of the property from           MM/DD/YYYY
                                   the borrower.
----------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                         The price at which an REO property is marketed.                       2    No commas(,) or
                                                                                                              dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                          The date an REO property is listed at a particular price.                  MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                          The dollar value of an offer for an REO property.                     2    No commas(,) or
                                                                                                              dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                    The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                   The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE            Actual Date Of REO Sale                                                    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                      Classification of how the property is occupied.
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                A code that indicates the condition of the property.
----------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE               The date a  property inspection is performed.                              MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                     The date the appraisal was done.                                           MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                       The current "as is" value of the property based on brokers price     2
                                   opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                  The amount the property would be worth if repairs are completed       2
                                   pursuant to a broker's price opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------------------
If applicable:
--------------
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                 FNMA Code Describing Status of Loan
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                 The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                Date Mortgage Insurance Claim Was Filed With Mortgage Insurance            MM/DD/YYYY
                                   Company.
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                       Amount of Mortgage Insurance Claim Filed                                   No commas(,) or
                                                                                                              dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                 Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                  Amount Mortgage Insurance Company Paid On Claim                       2    No commas(,) or
                                                                                                              dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE              Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                     Amount of Claim Filed With Pool Insurance Company                     2    No commas(,) or
                                                                                                              dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE               Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                   Insurer
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                Amount Paid On Claim By Pool Insurance Company                        2    No commas(,) or
                                                                                                              dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE         Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                Amount of FHA Part A Claim Filed                                     2    No commas(,) or
                                                                                                              dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE          Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT           Amount HUD Paid on Part A Claim                                      2    No commas(,) or
                                                                                                              dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE          Date FHA Part B Claim Was Filed With HUD                                 MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                 Amount of FHA Part B Claim Filed                                    2    No commas(,) or
                                                                                                              dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE            Date HUD Disbursed Part B Claim Payment                                 MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT           Amount HUD Paid on Part B Claim                                      2    No commas(,) or
                                                                                                              dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                 Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                  Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                   Amount Veterans Admin. Paid on VA Claim                              2    No commas(,) or
                                                                                                              dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------


Exhibit II B: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
      o  ASUM-   Approved Assumption
      o  BAP-    Borrower Assistance Program
      o  CO-     Charge Off
      o  DIL-    Deed-in-Lieu
      o  FFA-    Formal Forbearance Agreement
      o  MOD-    Loan Modification
      o  PRE-    Pre-Sale
      o  SS-     Short Sale
      o  MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
      o  Mortgagor
      o  Tenant
      o  Unknown
      o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
      o  Damaged
      o  Excellent
      o  Fair
      o  Gone
      o  Good
      o  Poor
      o  Special Hazard
      o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

    -----------------------------------------------------------------------
    Delinquency           Delinquency Description
    Code
    -----------------------------------------------------------------------
    001                   FNMA-Death of principal mortgagor
    -----------------------------------------------------------------------
    002                   FNMA-Illness of principal mortgagor
    -----------------------------------------------------------------------
    003                   FNMA-Illness of mortgagor's family member
    -----------------------------------------------------------------------
    004                   FNMA-Death of mortgagor's family member
    -----------------------------------------------------------------------
    005                   FNMA-Marital difficulties
    -----------------------------------------------------------------------
    006                   FNMA-Curtailment of income
    -----------------------------------------------------------------------
    007                   FNMA-Excessive Obligation
    -----------------------------------------------------------------------
    008                   FNMA-Abandonment of property
    -----------------------------------------------------------------------
    009                   FNMA-Distant employee transfer
    -----------------------------------------------------------------------
    011                   FNMA-Property problem
    -----------------------------------------------------------------------
    012                   FNMA-Inability to sell property
    -----------------------------------------------------------------------
    013                   FNMA-Inability to rent property
    -----------------------------------------------------------------------
    014                   FNMA-Military Service
    -----------------------------------------------------------------------
    015                   FNMA-Other
    -----------------------------------------------------------------------
    016                   FNMA-Unemployment
    -----------------------------------------------------------------------
    017                   FNMA-Business failure
    -----------------------------------------------------------------------
    019                   FNMA-Casualty loss
    -----------------------------------------------------------------------
    022                   FNMA-Energy environment costs
    -----------------------------------------------------------------------
    023                   FNMA-Servicing problems
    -----------------------------------------------------------------------
    026                   FNMA-Payment adjustment
    -----------------------------------------------------------------------
    027                   FNMA-Payment dispute
    -----------------------------------------------------------------------
    029                   FNMA-Transfer of ownership pending
    -----------------------------------------------------------------------
    030                   FNMA-Fraud
    -----------------------------------------------------------------------
    031                   FNMA-Unable to contact borrower
    -----------------------------------------------------------------------
    INC                   FNMA-Incarceration
    -----------------------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

    -----------------------------------------------------------------------
         Status Code      Status Description
    -----------------------------------------------------------------------
             09           Forbearance
    -----------------------------------------------------------------------
             17           Pre-foreclosure Sale Closing Plan Accepted
    -----------------------------------------------------------------------
             24           Government Seizure
    -----------------------------------------------------------------------
             26           Refinance
    -----------------------------------------------------------------------
             27           Assumption
    -----------------------------------------------------------------------
             28           Modification
    -----------------------------------------------------------------------
             29           Charge-Off
    -----------------------------------------------------------------------
             30           Third Party Sale
    -----------------------------------------------------------------------
             31           Probate
    -----------------------------------------------------------------------
             32           Military Indulgence
    -----------------------------------------------------------------------
             43           Foreclosure Started
    -----------------------------------------------------------------------
             44           Deed-in-Lieu Started
    -----------------------------------------------------------------------
             49           Assignment Completed
    -----------------------------------------------------------------------
             61           Second Lien Considerations
    -----------------------------------------------------------------------
             62           Veteran's Affairs-No Bid
    -----------------------------------------------------------------------
             63           Veteran's Affairs-Refund
    -----------------------------------------------------------------------
             64           Veteran's Affairs-Buydown
    -----------------------------------------------------------------------
             65           Chapter 7 Bankruptcy
    -----------------------------------------------------------------------
             66           Chapter 11 Bankruptcy
    -----------------------------------------------------------------------
             67           Chapter 13 Bankruptcy
    -----------------------------------------------------------------------

                                                                   SCHEDULE II

        Exhibit K - Form of Monthly Remittance Report with Instructions
        ---------------------------------------------------------------

Exhibit II D : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
      (a)

      (b) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      -------------------------------------
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      4-12. Complete as applicable. Required documentation:
            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
             *  For escrow advances - complete payment history
            (to calculate advances from last positive escrow balance forward)
            * Other expenses - copies of corporate advance history showing all payments
            * REO repairs > $1500 require explanation
            * REO repairs >$3000 require evidence of at least 2 bids.
            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
            * Unusual or extraordinary items may require further
            documentation.
      13.   The total of lines 1 through 12. (c) Credits:
      14-21. Complete as applicable. Required documentation:
            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
               Letter of Proceeds Breakdown.
            *  Copy of EOB for any MI or gov't guarantee
            * All  other  credits  need  to be  clearly  defined  on  the  332 form
      22.   The total of lines 14 through 21.

      Please Note:      For HUD/VA loans, use line (18a) for Part A/Initial
                        proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      -------------------------------------------
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit II E: Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________             Date:  _______________
      Phone:  ______________________   Email Address:_____________________


----------------------  ------------------------  -----------------------------
Servicer Loan No.       Servicer Name             Servicer Address


----------------------  ------------------------  -----------------------------

      WELLS FARGO BANK, N.A. Loan No._____________________________

      Borrower's Name: ____________________________________________________
      Property Address: ___________________________________________________


      Liquidation Type:  REO Sale          3rd Party Sale         Short Sale    Charge Off

      Was this loan granted a Bankruptcy deficiency or cramdown         Yes     No
      If "Yes", provide deficiency or cramdown amount _______________________________

      Liquidation and Acquisition Expenses:
      (1)   Actual Unpaid Principal Balance of Mortgage Loan      $ ______________    (1)
      (2)   Interest accrued at Net Rate                          ________________    (2)
      (3)   Accrued Servicing Fees                                ________________    (3)
      (4)   Attorney's Fees                                       ________________    (4)
      (5)   Taxes (see page 2)                                    ________________    (5)
      (6)   Property Maintenance                                  ________________    (6)
      (7)   MI/Hazard Insurance Premiums (see page 2)             ________________    (7)
      (8)   Utility Expenses                                      ________________    (8)
      (9)   Appraisal/BPO                                         ________________    (9)
      (10)  Property Inspections                                  ________________    (10)
      (11)  FC Costs/Other Legal Expenses                         ________________    (11)
      (12)  Other (itemize)                                       ________________    (12)
                 Cash for Keys__________________________          ________________    (12)
                 HOA/Condo Fees_________________________          ________________    (12)
                 ______________________________________           ________________    (12)

            Total Expenses                                        $ _______________   (13)
      Credits:
      (14)  Escrow Balance                                        $ ______________    (14)
      (15)  HIP Refund                                            ________________    (15)
      (16)  Rental Receipts                                       ________________    (16)
      (17)  Hazard Loss Proceeds                                  ________________    (17)
      (18)  Primary Mortgage Insurance / Gov't Insurance          ________________    (18a)
            HUD Part A

            HUD Part B                                            ________________    (18b)


                                      20


      (19)  Pool Insurance Proceeds                               ________________    (19)
      (20)  Proceeds from Sale of Acquired Property               ________________    (20)
      (21)  Other (itemize)                                       ________________    (21)
            _________________________________________             ________________
      (21)

            Total Credits                                         $________________   (22)
      Total Realized Loss (or Amount of Gain)                     $________________   (23)


Escrow Disbursement Detail


--------------------------------------------------------------------------------
   Type     Date Paid   Period of  Total Paid    Base     Penalties   Interest
(Tax /Ins.)             Coverage                Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                                      22